2020 RBC Capital Markets Global Financial Institutions Conference March 11, 2020 Terry Dolan Vice Chair and Chief Financial Officer Tim Welsh Vice Chair, Consumer and Business Banking Exhibit 99.1

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2019, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. Bancorp Overview NYSE TradedUSB Founded1863 Market Value$64B Branches2,795 ATMs4,459 Assets$495B Deposits$362B Loans$296B As of 12/31/19, except market value as of 3/5/20

Our Position In the Industry Source: company reports and Bloomberg Assets and deposits as of 12/31/19; market value as of 3/5/20 Assets Deposits Market Value Assets Deposits Market Value U.S. U.S. U.S. Rank Company $ in billions Rank Company $ in billions Rank Company $ in billions 1 J.P. Morgan $2,687.3789999999999 1 J.P. Morgan $1,562.431 1 J.P. Morgan $331 2 Bank of America 2434.0790000000002 2 Bank of America 1434.8030000000001 2 Bank of America 224 3 Citigroup 1951.2 3 Wells Fargo 1322.626 3 Wells Fargo 152 4 Wells Fargo 1927.5550000000001 4 Citigroup 1070.5999999999999 4 Citigroup 128 5 U.S. Bancorp 495 5 U.S. Bancorp 362 5 U.S. Bancorp 64 6 Truist Financial 473.07799999999997 6 Truist Financial 334.72699999999998 6 Truist Financial 56 7 PNC 410.29500000000002 7 PNC 288.54000000000002 7 PNC 50 8 Fifth Third 169.369 8 Fifth Third 127.062 8 Fifth Third 16 9 KeyCorp 144.988 9 KeyCorp 111.87 9 KeyCorp 15 Assets and deposits as of 12/31/18 Market Value as of 10/22/18

Our Businesses Payment Services 29% Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Wealth Management & Investment Services 14% Wealth Management, Asset Management, Corporate Trust, Fund Services and Custody Corporate & Commercial Banking 17% Corporate Banking, Commercial Banking and Commercial Real Estate Consumer & Business Banking 40% Branch banking, small business banking, consumer lending, mortgage banking and omnichannel delivery 4Q 2019 YTD taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support; see slide 18 for reconciliation

Our Financial Performance, 4Q19 Return on Average Common Equity Return on Average Assets Efficiency Ratio* Source: company reports; Peer banks include: BAC, FITB, JPM, KEY, PNC, RF, TFC and WFC; all ratios for USB and peers exclude one-time notable items. * Non-GAAP. See slide 19 of this presentation for calculation.

Our Strategy and Key Initiatives We put our customers in the center of everything we do, staying ahead of their needs, desires and expectations to deliver exceptional experiences and create deeper, more valuable relationships. Building a strong digital foundation Transforming distribution Relocating and redesigning branches in our existing markets Selectively entering new markets with a branch-lite physical presence Closing branches where appropriate and optimizing square footage Building alliances with those that share our values to serve customers and communities at greater scale

Pairing digital and teams to deliver for customers Customer behavior continues to evolve… …with implications on how we design and engage

Nearly 85% of insights viewed as valuable by customers Digital First: Mobile Banking Report Lost / Stolen Card Subscription management Premier loan shop and buy Micro-savings pilot Free credit score Reset Debit PIN Business Deposits shop and buy “My offers” Stop payments App enhancements since 2019 launch Our completely redesigned mobile app features a competitive set of service and sales functionalities, making mobile banking simpler than ever. Q4 2019 Q1 2020 >2x Growth in mobile interactions* 600M Insights delivered* * Per customer per day - since launch of new mobile app for iPhone in March 2019

Digital First: Mortgage Lending We reimagined the home buying experience, simplifying and streamlining our mortgage application process to make meaningful improvements in customer experience and efficiency while driving market share gains. % pts Applications through portal* % pts Closings through portal* +50 bps Retail market share Over 90% of mortgage applications now move through the Blend platform Significant increase in productivity: Mortgage loans funded per FTE increased 45% from 1H’17 to 2H’19 * As a percent of total applications and closings; increase is in percentage points

Digital First: Business Lending We continue to drive an integrated customer experience with our small business customers Fund My Business – booked loan production Expanding into bigger loans using nCino with more than 1,900 licenses on the platform following 8 month cycle from development to MVP implementation The entire lending process can now be completed same day, often within an hour or less. A completely re-engineered process: Number of application fields reduced by >70% Dashboard with visibility into application status Fastest loan booking to date: 13 minutes 6 minutes to apply 7 minutes to decision, finalize, sign and book >7x

Creating fundamentally different interactions across channels Personalization Credit Score Visibility “Test Drive” (targeting Q3) Subscription Management Moving to pilot with MVPs across One Click Switch, Subscription banking, and Pre-approved loans through our mobile app

Transforming our distribution network Branch count as of 12/31 Optimizing Redesigning Deployment of Client Relationship Consultants across all branches focused on proactive customer engagement Added more than 300 Business Bankers in 4Q19 and 1Q20 More than 350 locations migrated to universal model in 2019 Investing As we accelerate the transformation of our distribution network, we are creating the model that best serves our customers’ evolving preferences.

Augmenting distribution with customer-centric alliances Common purpose and aligned values Leveraging strengths of the alliance team Over 19,000 State Farm agents U.S. Bank Digital and Product capabilities +

Summary We are transforming Consumer and Business Banking to be: More agile and digital to serve customers better, faster and where and how they choose More personal, with the advice and information customers want More available, in new markets More optimized and efficient We expect to realize: New account growth and deeper relationships with existing customers Driving… Stronger growth in loans, deposits and fee revenue Improved efficiencies

1Q20 Guidance Update Fully taxable-equivalent net interest income Fee revenue Noninterest expense Credit quality Tax rate

Appendix

Non-GAAP Financial Measures

Non-GAAP Financial Measures (1), (2), (3), (4) – see slide 20 for corresponding notes

Notes Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. Notable items related to noninterest income for the three months ended December 31, 2019 include: $140 million derivative liability charge related to previously sold Visa shares. Notable items related to noninterest expense for the three months ended December 31, 2019 include: $200 million of severance charges and asset impairments. Notable items for the three months ended December 31, 2019 include: $112 million (after-tax) derivative liability charge related to previously sold Visa shares and $160 million (after-tax) of severance charges and asset impairments.